Liabilities Related to Business Combinations and to Non-Controlling Interest	6 Months Ended
Jun. 30, 2021
Business Combinations [Abstract]
Liabilities Related to Business Combinations and to Non-Controlling Interest

B.11. LIABILITIES RELATED TO BUSINESS COMBINATIONS AND TO NON-CONTROLLING INTERESTS
For a description of the nature of the liabilities reported in the line item Liabilities related to business combinations and to non-controlling interests, refer to Note B.8.4. to the consolidated financial statements for the year ended December 31, 2020.
The liabilities related to business combinations and to non-controlling interests shown in the table below are level 3 instruments under the IFRS 7 fair value hierarchy (see Note A.5.).
Movements in liabilities related to business combinations and to non-controlling interests in the first half of 2021 are shown below:

(€ million)	Bayer contingent consideration arising from the acquisition of Genzyme	MSD contingent consideration (European Vaccines business)	Other (b)	Total (a)
Balance at January 1, 2021	104	312	189	605
New transactions	—	—	17	17
Payments made	(7)	—	(147)	(154)
Fair value remeasurements through profit or loss: (gain)/loss (including unwinding of discount) (c)	(20)	20	(29)	(29)
Other movements	—	—	—	—
Currency translation differences	2	4	2	8
Balance at June 30, 2021	79	336	32	447
Of which:
•Current portion				200
•Non-current portion				247
(a)As of January 1, 2021, this comprised a non-current portion of €387 million and a current portion of €218 million.
(b)    The contingent consideration liability due to True North Therapeutics as a result of Sanofi’s acquisition of Bioverativ was settled in the first half of 2021.
(c)    Amounts mainly reported within the income statement line item Fair value remeasurement of contingent consideration.

As of June 30, 2021, Liabilities related to business combinations and to non-controlling interests mainly comprised:
~~•~~The Bayer contingent consideration liability arising from the acquisition of Genzyme in 2011. As of June 30, 2021, Bayer was still entitled to receive the following potential payments:
–a percentage of sales of alemtuzumab up to a maximum of $1,250 million or over a maximum period of 10 years, whichever is achieved first;
–milestone payments based on specified levels of worldwide sales of alemtuzumab beginning in 2021.
The fair value of this liability was measured at €79 million as of June 30, 2021, versus €104 million as of December 31, 2020. The fair value of the Bayer liability is determined by applying the above contractual terms to sales projections which have been weighted to reflect the probability of success, and discounted. If the discount rate were to fall by one percentage point, the fair value of the Bayer liability would increase by approximately 1%.
•The MSD contingent consideration liability arising from the 2016 acquisition of the Sanofi Pasteur activities carried on within the former Sanofi Pasteur MSD joint venture, which amounted to €336 million as of June 30, 2021 versus €312 million as of December 31, 2020. The fair value of this contingent consideration is determined by applying the royalty percentage stipulated in the contract to discounted sales projections. If the discount rate were to fall by one percentage point, the fair value of the MSD contingent consideration would increase by approximately 2%.